Exhibit 10.1

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

Principal Life Insurance Company, Raleigh, NC 27612

A member of the Principal Financial Group®

THE EXECUTIVE NONQUALIFIED “EXCESS” PLAN

ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by Carmike Cinemas, Inc. (the “Company”) of the Executive Nonqualified Excess Plan (“Plan”).

W I T N E S S E T H:

WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,

NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6	Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

XX	(a)	Company

__	(b)	The administrative committee appointed by the Board to serve at the pleasure of the Board.

__	(c)	Board.

__	(d)	Other (specify): .

2.8	Compensation: The “Compensation” of a Participant shall mean all of a Participant’s:

XX	(a)	Base salary.

XX	(b)	Service Bonus. (***See Exhibit A***)

XX	(c)	Performance-Based Compensation earned in a period of 12 months or more. (***See Exhibit A***)

__	(d)	Commissions.

__	(e)	Compensation received as an Independent Contractor reportable on Form 1099.

__	(f)	Other:

2.9	Crediting Date: The Deferred Compensation Account of a Participant shall be credited as follows:

Participant Deferral Credits at the time designated below:

__	(a)	The last business day of each Plan Year.

__	(b)	The last business day of each calendar quarter during the Plan Year.

__	(c)	The last business day of each month during the Plan Year.

__	(d)	The last business day of each payroll period during the Plan Year.

__	(e)	Each pay day as reported by the Employer.

XX	(f)	On any business day as specified by the Employer.

__	(g)	Other: .

Employer Credits at the time designated below:

XX	(a)	On any business day as specified by the Employer.

__	(b)	Other: .

2.13	Effective Date:

XX	(a)	This is a newly-established Plan, and the Effective Date of the Plan is July 1, 2013.

__	(b)	This is an amendment of a plan named dated and governing all contributions to the plan through . The Effective Date of this amended Plan is .

2.20	Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

__	(a)	Age __.

__	(b)	The later of age or the anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

XX	(c)	Other: Not Applicable.

2.23	Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	Address	Telephone No.	EIN
Carmike Cinemas, Inc.	1301 First Avenue	706-576-3891	58-1469127
Columbus, GA 31901

2.26	Plan: The name of the Plan is

Carmike Cinemas Nonqualified Deferred Compensation Plan.

2.28	Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30	Seniority Date: The date on which a Participant has:

XX	(a)	Attained age 55.

__	(b)	Completed __ Years of Service from First Date of Service.

__	(c)	Attained age __ and completed __ Years of Service from First Date of Service.

__	(d)	Attained an age as elected by the Participant.

__	(e)	Not applicable – distribution elections for Separation from Service are not based on Seniority Date

4.1 Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX	(a) Base salary:

minimum deferral: 0%

maximum deferral: $ or 80%

XX	(b) Service Bonus (***See Exhibit A***):

minimum deferral: 0%

maximum deferral: $ or 100%

XX	(c) Performance-Based Compensation (***See Exhibit A***):

minimum deferral: 0%

maximum deferral: $ or 100%

__	(d) Commissions:

minimum deferral: %

maximum deferral : $ or %

__	(e) Form 1099 Compensation:

minimum deferral: %

maximum deferral : $ or %

__	(f) Other:

minimum deferral: %

maximum deferral: $ or %

__	(g) Participant deferrals not allowed.

*Participants can only defer in whole percentages

4.2 Employer Credits: Employer Credits will be made in the following manner:

XX	(a) Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

XX (i) An amount determined each Plan Year by the Employer.

__ (ii) Other: .

__	(b) Other Employer Credits: The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

__ (i) An amount determined each Plan Year by the Employer.

__ (ii) Other: .

__	(c) Employer Credits not allowed.

5.2 Disability of a Participant:

__	(a) A Participant’s becoming Disabled shall be a Qualifying Distribution Event and the Deferred Compensation Account shall be paid by the Employer as provided in Section 7.1.

XX	(b) A Participant becoming Disabled shall not be a Qualifying Distribution Event.

5.3 Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

__	(a) An amount to be determined by the Committee.

__	(b) Other: .

XX	(c) No additional benefits.

5.4 In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:

XX	(a)	In-Service Accounts are allowed with respect to:
		__	Participant Deferral Credits only.
		__	Employer Credits only.
		XX	Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:
		XX	Single lump sum payment.
		XX	Annual installments over a term certain not to exceed 6 years.

Education Accounts are allowed with respect to:
		__	Participant Deferral Credits only.
		__	Employer Credits only.
		XX	Participant Deferral and Employer Credits.

Education Accounts distributions may be made in the following manner:
		XX	Single lump sum payment.
		XX	Annual installments over a term certain not to exceed 6 years.

If applicable, amounts not vested at the time payments due under this Section cease will be:
		__	Forfeited
		XX	Distributed at Separation from Service if vested at that time
__	(b)		No In-Service or Education Distributions permitted.

5.5 Change in Control Event:

XX	(a)	Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control Event.

__	(b)	A Change in Control shall not be a Qualifying Distribution Event.

5.6 Unforeseeable Emergency Event:

XX	(a)	Participants may apply to have accounts distributed upon an Unforeseeable Emergency event.

__	(b)	An Unforeseeable Emergency shall not be a Qualifying Distribution Event

6. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

__	(a)	Normal Retirement Age.

__	(b)	Death.

__	(c)	Disability.

__	(d)	Change in Control Event

__	(e)	Other:

XX	(f)	Satisfaction of the vesting requirement as specified below:

	XX	Employer Discretionary Credits:

		XX	(i)	Immediate 100% vesting.

		__	(ii)	100% vesting after Years of Service.

		__	(iii)	100% vesting at age .

		__	(iv)	Number of Years	Vested
				of Service	Percentage

				Less than 1	__%
				1	__%
				2	__%
				3	__%
				4	__%
				5	__%
				6	__%
				7	__%
				8	__%
				9	__%
				10 or more	__%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

		__	(1)	First Day of Service.

		__	(2)	Effective Date of Plan Participation.

		__	(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

__	Other Employer Credits:

	__	(i)	Immediate 100% vesting.

	__	(ii)	100% vesting after Years of Service.

	__	(iii)	100% vesting at age .

	__	(iv)	Number of Years	Vested
			of Service	Percentage

			Less than 1	__%
			1	__%
			2	__%
			3	__%
			4	__%
			5	__%
			6	__%
			7	__%
			8	__%
			9	__%
			10 or more	__%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

	__	(1)	First Day of Service.

	__	(2)	Effective Date of Plan Participation.

	__	(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

7.1 Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:

(a) Separation from Service prior to Seniority Date, or Separation from Service if Seniority Date is Not Applicable

XX	(i) A lump sum.

__	(ii) Annual installments over a term certain as elected by the Participant not to exceed years.

__	(iii) Other: .

(b) Separation from Service on or After Seniority Date, If Applicable

XX	(i) A lump sum.

XX	(ii) Annual installments over a term certain as elected by the Participant not to exceed 10 years.

__	(iii) Other: .

(c) Separation from Service Upon a Change in Control Event

XX	(i) A lump sum.

__	(ii) Annual installments over a term certain as elected by the Participant not to exceed years.

__	(iii) Other: .

(d) Death

XX	(i) A lump sum.

__	(ii) Annual installments over a term certain as elected by the Participant not to exceed years.

__	(iii) Other: .

(e) Disability

__	(i) A lump sum.

__	(ii) Annual installments over a term certain as elected by the Participant not to exceed years.

__	(iii) Other: .

XX	(iv) Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:

__	Forfeited

__	Distributed at Separation from Service if vested at that time

	(f)	Change in Control Event

		XX	(i)	A lump sum.

		__	(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

		__	(iii)	Other: .

		__	(iv)	Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:

		__	Forfeited

		__	Distributed at Separation from Service if vested at that time

7.4		De Minimis Amounts.

		__	(a)	Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $ . In addition, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan

		XX	(b)	There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan.

10.1 Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:

XX	(a)	Company.

__	(b)	Employer or Participating Employer who employed the Participant when amounts were deferred.

14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Sections 2.8 and 4.1 of the Adoption Agreement and Sections 2.25, 4.1.5, 4.1.9, 5.6.3, 7.1, 7.5.2, 10.1, 14.1.1, 14.2 of the Plan Document shall be amended to read as provided in attached Exhibits A&B.

XX	There are no amendments to the Plan.

17.9 Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of Georgia, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

Carmike Cinemas, Inc.
Name of Employer

By:	/s/ Daniel E. Ellis
Authorized Person
Date: June 28, 2013

Exhibit A

Any reference to “Service Bonus” in the Plan Document or this Adoption Agreement shall be replaced with “Special Bonus.”

Any reference to “Performance-Based Compensation” in the Plan Document or this Adoption Agreement shall be replaced with “Annual Cash Bonus.”

Exhibit B

2.25 “Performance-Based Compensation” means compensation where the amount of, or entitlement to, the compensation is contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve months. Organizational or individual performance criteria are considered preestablished if established in writing within 90 days after the commencement of the period of service to which the criteria relates, provided that the outcome is substantially uncertain at the time the criteria are established. (removed last sentence)

4.1.5 If the Participant performed services continuously from the later of the beginning of the performance period or the date upon which the performance criteria are established through the date upon which the Participant makes an initial deferral election, a Participation Agreement relating to the deferral of Performance-Based Compensation may be executed and delivered to the Committee no later than the date which is 6 months prior to the end of the performance period, provided that in no event may an election to defer Performance-Based Compensation be made after such Compensation has become readily ascertainable with the meaning of the regulations under section 409A of the Code.

4.1.9 If a Participant becomes disabled as defined in section 1.409A-3(j)(4)(xii) of the Treasury Regulations all currently effective deferral elections for such Participant shall be cancelled. At the time the Participant is no longer disabled, subsequent elections to defer future compensation will be permitted under this Section 4.

5.6.3 If a distribution under this Section 5.6 is approved by the Committee, such distribution will be made within 30 days following the date it is approved. The processing of the request shall be completed as soon as practicable from the date on which the Committee receives the properly completed written request for a distribution on account of an Unforeseeable Emergency. If a Participant’s Separation from Service occurs after a request is approved in accordance with this Section 5.6.3, but prior to distribution of the full amount approved, the approval of the request shall be automatically null and void and the benefits which the Participant is entitled to receive under the Plan shall be distributed in accordance with the applicable distribution provisions of the Plan.

7.1 The first paragraph of section 7.1 shall be amended to read as follows: The Employer shall designate in the Adoption Agreement the payment options which may be elected by the Participant (lump sum, annual installments, or a combination of both). Different payment options may be made available for each Qualifying Distribution Event, and different payment options may be available for different types of Separations from Service, all as designated in the Adoption Agreement; provided, in the event of a Separation from Service upon a Change in Control Event, such Separation from Service must in all events occur within two years following the Change in Control Event. The Participant shall elect in the Participation Agreement the method under which the vested balance in the Deferred Compensation Account will be distributed from among the designated payment options. The Participant may at such time elect a different method of payment for each Qualifying Distribution Event as specified in the Adoption Agreement. If the Participant is permitted by the Employer in the Adoption Agreement to elect different payment options and does not make a valid election, the vested balance in the Deferred Compensation Account will be distributed as a lump sum.

7.5.2 If the new election relates to a payment for a Qualifying Distribution Event other than the death of the Participant, the Participant becoming Disabled, or an Unforeseeable Emergency, the new election must provide for the deferral of the payment for a period of at least five years from the date such payment would otherwise have been made or in the case of installments, five years from the date the first amount was scheduled to be paid.

10.1 Trust The Employer may establish a trust to assist it in meeting its obligations under the Plan. Any such trust shall conform to the requirements of a grantor trust under Revenue Procedure 92-64 and at all times during the continuance of the trust the principal and income of the trust shall be subject to claims of general creditors of the Employer under federal and state law. The establishment of such a trust would not be intended to cause Participants to realize current income on amounts contributed thereto, and the trust would be so interpreted and administered. (removed reference to 92-65)

14.1.1 All arrangements sponsored by the Employer that would be aggregated with the Plan under Section 1.409A-l(c) of the Treasury Regulations are terminated as described in and in accordance with section 1.409A-3(j)(4)(ix)(C)(2) of the Treasury Regulations.

14.2 Termination Upon Change in Control Event. If the Company terminates the Plan within thirty days preceding or twelve months following a Change in Control Event, the Deferred Compensation Account of each Participant shall become fully vested and payable to the Participant in a lump sum within twelve months following the date of termination, subject to the requirements of Section 409A of the Code and section 1.409A-3(j)(4)(ix)(B) of the Treasury Regulations.